PIN-SUM SUP-1 091813
Summary Prospectus Supplement dated September 18, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Premium Income Fund
The following information replaces the table in its entirety appearing under the heading “Management Of The Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Global Asset Allocation Team
Scott Wolle	Portfolio Manager (lead)	2011
Mark Ahnrud	Portfolio Manager	2011
Chris Devine	Portfolio Manager	2011
Scott Hixon	Portfolio Manager	2011
Christian Ulrich	Portfolio Manager	2011
Emerging Markets Debt Team
Jack Deino	Portfolio Manager	2011
Joseph Portera	Portfolio Manager	2013
High Yield Debt Team
Darren Hughes	Portfolio Manager	2011
Scott Roberts	Portfolio Manager	2011
Preferred Equity Team
Peter Hubbard	Portfolio Manager	2011
Jeffrey Kernagis	Portfolio Manager	2011”
PIN-SUM SUP-1 091813